SILICON VALLEY BANK

                           LOAN AND SECURITY AGREEMENT

Borrower:                  Oregon Baking Company

Address:                   2287 N.W. Pettygrove
                           Portland, OR  97210

Date:                      October 28, 1997

         THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1.       LOANS.

         1.1. LOANS. Silicon will make one or more loans to the Borrower (the "Loans") up to the amounts (the "Credit Limits") shown on the Schedule to this Agreement (the "Schedule") as the Credit Limit for such loans. The terms of the Loans are stated in this Agreement and in the Schedule. The terms of the Schedule are incorporated into this Agreement. The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and the Borrower shall not permit the amount of any Loan to exceed at any time the applicable Credit Limit for such Loan. The Borrower shall not permit the total amount of Loans and all other obligations to exceed at any time the aggregate Credit Limit for the Loans. If at any time the total of all outstanding Loans and all other Obligations exceeds the aggregate Credit Limit, the Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.

         1.2. INTEREST; DEBIT TO DEPOSIT ACCOUNTS. All Loans and all other monetary Obligations shall bear interest at the applicable rates shown on the Schedule. Interest shall be payable monthly, on the due date shown on the monthly billing from Silicon to the Borrower. The Borrower shall regularly deposit all funds received from its business activities in accounts maintained by the Borrower at Silicon. The Borrower hereby requests and authorizes Silicon to debit any of the Borrower's accounts with Silicon, including without limitation account no. _________, for payments of interest and principal due on the Loans and all other obligations owing by the Borrower to Silicon. Silicon shall promptly notify the Borrower of all debits which Silicon makes against the Borrower's accounts. Any such debit against the Borrower's accounts shall in no way be deemed a setoff by Silicon.

         1.3. FEES. The Borrower shall pay to Silicon at closing a commitment fee and other fees in the amounts shown on the Schedule. These fees are in addition to all interest and other sums payable to Silicon and are not refundable.

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         1.4  ADDITIONAL  COSTS.  In  case of any  law,  regulation,  treaty  or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law) which:

              (a) subjects Silicon to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Silicon imposed by the United States of America or any political subdivision thereof);

              (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Silicon; or

              (c) imposes upon Silicon any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Silicon, reduce the income receivable by Silicon or impose any expense upon Silicon with respect to any loans, Silicon shall notify the Borrower thereof. Borrower agrees to pay to Silicon the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Silicon of a statement of the amount and setting forth Silicon's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

2.       GRANT OF SECURITY INTEREST.

         2.1. OBLIGATIONS. The term "Obligations" as used in this Agreement means the following: the obligation to pay all Loans and all interest on the Loans when due, and to pay and perform when due all other present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Borrower to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement (such as future agreements relating to letters of credit issued by Silicon) or otherwise. Silicon may, in its discretion, require that the Borrower pay monetary Obligations in cash to Silicon, or charge them to the Borrower's Loan account, in which event they shall bear interest at the rates applicable to the Loan to which such amounts are charged.

         2.2. COLLATERAL. As security for all Obligations, the Borrower hereby grants Silicon a continuing security interest in all of the Borrower's assets, including but not limited to all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): (a) all accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) all inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; (c) all equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs;

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(d) all general  intangibles  including,  but not limited to, deposit  accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trademark applications, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights copyright applications, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties,
licenses,  processes,  telephone  numbers,  proprietary  information,   purchase
orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) all books and records, whether stored on computers or otherwise maintained; (f) all of the Borrower's cash; books and records, whether stored on computers or otherwise maintained; (g) all substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of the Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest, and Silicon may withhold such release in its discretion. The Borrower shall not, either directly or through any agent, employee, licensee or designee, (a) file an application for the registration of any patent, trademark, or copyright with the U.S. Patent and Trademark Office, the U.S. Copyright Office, or any similar office or agency in any other country, state, or any political subdivision (the "Offices"), or (b) file any assignment of any patent, trademark, or copyright which the Borrower may acquire from a third party with any one of the Offices unless the Borrower shall, on or prior to the date of such filing, notify Silicon of such filing, and, upon request of Silicon, execute and deliver any and all assignments, agreements, instruments, documents and papers as Silicon may request to evidence Silicon's interest in such patents, trademarks, or copyrights, as the case may be, including the goodwill and general intangibles of the Borrower relating thereto or represented thereby. The Borrower authorizes Silicon to amend any applicable notice of security interest or assignment executed pursuant to SECTION 4.9 of this Agreement without first obtaining the Borrower's approval of or signature to such amendment and to record such assignment with one or more of the Offices.

         2.3. COLLATERAL DEFINITIONS. Notwithstanding SECTION 2.2, for purposes of this Agreement, the intellectual property comprising the Collateral may be further defined to include the following:

              (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth in EXHIBIT A attached to the Intellectual Property Security Agreement (collectively, the "Copyrights");

              (b) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached to the Intellectual Property Security Agreement (collectively, the "Patents");

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              (c) Any trademark and servicemark  rights,  whether  registered or
not,   applications  to  register  and   registrations  of  the  same  and  like
protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation those set forth
on  EXHIBIT  C  attached  to  the  Intellectual   Property  Security   Agreement
(collectively, the "Trademarks"); and

              (d) Any series of related images, however fixed or encoded (i) having or representing the predetermined, three-dimensional pattern of metallic, insulating or semiconductor material present or removed from the layers of a semiconductor chip product; and (ii) in which series the relation of the images to one another is that each image has the pattern of the surface of one form of the semiconductor chip product, including without limitation those set forth on EXHIBIT D attached to the Intellectual Property Security Agreement (collectively, the "Mask Works").

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

         The Borrower represents and warrants to Silicon as follows, and the Borrower covenants that the following representations shall continue to be true, and that the Borrower shall comply with all of the following covenants:

         3.1. CORPORATE EXISTENCE AND AUTHORITY. The Borrower is and shall continue to be duly authorized, validly existing and in good standing under the laws of the state of its incorporation, as identified on the copy of the Borrower's Articles of Incorporation delivered to Silicon. The Borrower is and shall continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Borrower. The execution, delivery and performance by the Borrower of this Agreement, and all other documents executed by the Borrower in connection with the Loans have been duly and validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument that is binding upon the Borrower.

         3.2. NAME, TRADE NAMES AND STYLES.. The name of the Borrower set forth in the heading to this Agreement is its correct name. Listed on an Exhibit to the Schedule are all prior names of the Borrower and all of the Borrower's present and prior trade names. The Borrower shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Borrower has complied, and shall in the future comply, with all laws relating to the conduct of business under a fictitious business name.

         3.3. PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is the chief executive office for the Borrower. In addition, the Borrower has places of Business only at, and Collateral of the Borrower is located only at, the locations set forth on the Schedule. The
Borrower shall give Silicon at least 15 days' prior written notice before changing its chief executive office or moving Collateral (other than inventory sold in the ordinary course of business) to any location other than a location listed on the Schedule.

         3.4. TITLE TO COLLATERAL; PERMITTED LIENS. The Borrower is now, and shall at all times in the future be, the sole owner of all the Collateral, except for items of equipment that are leased by the Borrower and general intangibles subject to nonexclusive licenses granted by Borrower to its customers in the ordinary course of business. The Collateral now is and shall

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remain  free  and  clear  of any and all  liens,  charges,  security  interests, encumbrances and adverse claims,  except for the following  ("Permitted Liens"):
(a) purchase money security interests in specific items of equipment, other than equipment financed by the Loans; (b) leases of specific items of equipment; (c) liens for taxes not yet payable; (d) additional security interests and liens consented to in writing by Silicon in its sole discretion; and (e) security interests being terminated substantially concurrently with this Agreement. Silicon shall have the right to require, as a condition to its consent under subparagraph (d) above, that the holder of the additional security interest or lien sign an intercreditor agreement on terms satisfactory to Silicon in its sole discretion, acknowledge that the holder's security interest is subordinate to Silicon's security interest. Silicon now has, and shall continue to have, a second priority, perfected and enforceable security interest in all of the Collateral. The Collateral shall not be subject to any other liens or security interests of any type except for the Permitted Liens. The Borrower shall at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or shall be affixed to any real property in such a manner, or with such intent, as to become a fixture.

         3.5. MAINTENANCE OF COLLATERAL. The Borrower shall maintain the Collateral in good working condition. The Borrower shall not use the Collateral for any unlawful purpose.

         3.6. BOOKS AND RECORDS. The Borrower has maintained and shall maintain at the Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

         3.7. FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and shall be, prepared in conformity with generally accepted accounting principles and now and in the future shall completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and shall continue to be solvent.

         3.8. TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. The Borrower has timely filed, and shall timely file, all tax returns and reports required by foreign, federal, state and local law. The Borrower has timely paid, and shall timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by the Borrower. The Borrower may, however, defer payment of any contested taxes, provided that the Borrower (a) in good faith contests the Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (c) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower's prior tax years which could result in additional taxes becoming due and payable by the Borrower. The Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms. The Borrower has not and shall not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of the Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

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         3.9. COMPLIANCE WITH LAW. The Borrower has complied,  and shall comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Borrower, including, but not limited to, those relating to ownership of real or personal property, conduct and licensing of the Borrower's business, and environmental matters.

         3.10. LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Borrower's knowledge) threatened by or against or affecting the Borrower in any court or before any governmental agency (or any basis therefor known to the Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Borrower, or in any material impairment in the ability of the Borrower to carry on its business in substantially the same manner as it is now being conducted. The Borrower shall promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $100,000.

         3.11. USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.

         3.13. HAZARDOUS SUBSTANCES. The terms "hazardous wastes," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state of Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The Borrower represents and warrants that: (a) the Borrower has no knowledge of (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the real properties owned or operated by the Borrower, of (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; (b) neither the Borrower nor any subtenant, contractor, agent, or other user authorized by Borrower of any of the real properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the real properties owned or operated by the Borrower except in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. The Borrower authorizes Silicon and its agents, upon 24 hours' prior notice (which need not be in writing), to enter upon the real properties to make such inspections and tests as Silicon may deem appropriate to determine compliance of the real properties owned or operated by the Borrower with this Section of the Agreement. Any inspections or tests made by Silicon shall be for Silicon's purposes only and shall not be construed to create any responsibility or liability on the part of Silicon to the Borrower or to any other person. The Borrower hereby (a) releases and waives any future claims against Silicon for indemnity or contribution in the event the Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Silicon against any and all claims, losses, liabilities, damages,

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penalties,  and expenses  which  Silicon may directly or  indirectly  sustain or suffer resulting from a breach of this Section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to the Borrower's ownership or interest in the real properties, whether or not the same was or should have been known to the Borrower. The provisions of this Section of the Agreement, including the obligation to indemnify, shall survive the payment of the obligations and the termination or expiration of this Agreement and shall not be affected by Silicon's acquisition of any interest in any of the real properties, whether by foreclosure or otherwise.

         3.14 NO CONFLICTS. Performance of this Agreement does not conflict with or result in a breach of any agreement to which Borrower is a party or by which Borrower is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment.

         3.15. NO TRANSFERS OF ENCUMBRANCES. During the term of this Agreement, Borrower will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Borrower in the ordinary course of business or as set forth in this Agreement and the Permitted Liens.

         3.16.    [Intentionally Omitted.]

         3.17.    [Intentionally Omitted.]

         3.18.    [Intentionally Omitted.]

         3.19.    [Intentionally Omitted.]

         3.20.    [Intentionally Omitted.]

         3.21. ACCURATE INFORMATION. All information heretofore, herein or hereafter supplied to Silicon by or on behalf of Borrower with respect to the Collateral is accurate and complete in all material respects.

         3.22. NO CONFLICTING AGREEMENT. Borrower shall not enter into any agreement that would materially impair or conflict with Borrower's obligations hereunder without Silicon's prior written consent, which consent shall not be unreasonably withheld. Borrower shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interests in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

         3.23. NOTICE OF IMPAIRMENT OF VALUE. Upon any executive officer of Borrower obtaining actual knowledge thereof, Borrower will promptly notify Silicon in writing of any event that materially adversely affects the value of any Collateral, the ability of Borrower to dispose of any Collateral or the rights and remedies of Silicon in relation thereto, including the levy of any legal process against any of the Collateral.

4.       ADDITIONAL DUTIES OF THE BORROWER.

         4.1. FINANCIAL AND OTHER COVENANTS. The Borrower shall at all times comply with the covenants set forth in the Schedule.

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         4.2. OVERADVANCE;  PROCEEDS OF ACCOUNTS. If for any reason the total of all outstanding Loads and all other Obligations exceeds the total Credit Limit, as stated in the Schedule, without limiting Silicon's other remedies, and whether or not Silicon declares an Event of Default, the Borrower shall remit to Silicon all checks and other proceeds of the Borrower's accounts and general intangibles, in the same form as received by the Borrower, within one day after the Borrower's receipt of the same, to be applied to the Obligations in such order as Silicon shall determine in its discretion.

         4.3. INSURANCE. The Borrower shall at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, subject to the claims of any holders of prior Permitted Liens, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Borrower insurance proceeds with respect to equipment totaling less than $100,000, which shall be utilized by the Borrower for the replacement of the equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released shall be so used. If the Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Borrower's expense. The Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.
Statutory notice regarding insurance:

                                     WARNING

         Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

         You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

         This coverage we purchase may be considerably more expensive than insurance you can obtain on your own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

         4.4. REPORT. The Borrower shall provide Silicon with such written reports with respect to the Borrower as Silicon shall from time to time reasonably specify, including but not limited to the financial reports required as stated in the Schedule.

         4.5. ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books, records, ledgers, journals, or registers and the Borrower's books and records relating to the Collateral, provided that no prior notice is required upon the occurrence and continuation of an Event of Default. Silicon shall take reasonable steps to keep confidential all information obtained in

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such inspection or audit,  but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies and attorneys, and pursuant to any subpoena or other legal process. The Borrower shall reimburse Silicon for Silicon's actual costs for conducting two such audits per year. Silicon may debit the Borrower's deposit accounts with Silicon for the cost of such audits, in which event Silicon shall send notification thereof to the Borrower.

         4.6. NEGATIVE COVENANTS. Except as may be expressly permitted in the Schedule, the Borrower shall not, without Silicon's prior written consent, do any of the following: (a) merge or consolidate with another corporation, except that the Borrower may merge or consolidate with another corporation if the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger does not exceed 25% of the Borrower's tangible net worth (determined in accordance with generally accepted accounting principles) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger as not subject to any liens or encumbrances, except Permitted Liens; (b) acquire any assets, including stock of any other entity, outside the ordinary course of the business for an aggregate purchase price (whether paid in cash, in stock of the Borrower or other consideration) exceeding 25% of the Borrower's tangible net worth (determined in accordance with generally accepted accounting principles) as of the end of the month prior to the effective date of the acquisition; (c) enter into any other transaction outside the ordinary course of business (except as permitted by the other provisions of this Section); (d) sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of the Borrower's business; (e) make any loans of any money or any other assets to shareholders, employees or any other person except in the ordinary course of business; (f) incur any debts that are outside the ordinary course of business or that would have a material, adverse effect on the Borrower or on the prospect of repayment of the Obligations; (g) guarantee or otherwise become liable with respect to the obligations of another party or entity; (h) pay or declare any dividends on the stock of the Borrower (except for dividends payable solely in stock of the Borrower); (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the stock of the Borrower, except when exercising any standard repurchase right Borrower may have in any existing or hereafter adopted Company Stock Option/Stock Issuance Plan or related documents; (j) make any change in the Borrower's capital structure which has a material adverse effect on that Borrower or on the prospect of repayment of the Obligations; or
(k) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default and no event which (with notice or passage of time or both) would constitute an Event of Default would occur as a result of such transaction.

         4.7. LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Borrower, the Borrower shall, without expense to Silicon, make available the Borrower and its officers, employees and agents and the Borrower's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

         4.8      [Intentionally Omitted.]

         4.9 EXECUTE ADDITIONAL DOCUMENTATION. The Borrower agrees, at its expense, on request by Silicon, to execute from time to time all documents in form satisfactory to Silicon, as Silicon may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement.

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         4.10     [Intentionally Omitted.]

5.       TERM.

         5.1 MATURITY DATE. This Agreement shall continue in effect until the payment in full of the Obligations, provided, however, that the Borrower shall repay in full each Loan described on the Schedule, with all accrued but unpaid interest on that Loan, on or before the Maturity Date stated on the Schedule for such Loan.

         5.2 EARLY TERMINATION. Subject to SECTION 5.3, this Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (a) by the Borrower, effective three business days after written notice of termination is given to Silicon; or (b) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately.

         5.3 PAYMENT OF OBLIGATIONS. On the due dates stated in the Schedule, or on any earlier effective date of termination, the Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are discretionary on the part of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve the Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate any of Silicon's security interests.

6.       EVENTS OF DEFAULT AND REMEDIES.

         6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Borrower shall give Silicon immediate written notice thereof: (a) any warranty, representation, statement, report or certificate made or delivered to Silicon by the Borrower or any of the Borrower's officers or employees, now or in the future, shall be untrue or misleading in any material respect; (b) the Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total outstanding balance of any Loan exceeds the applicable Credit Limit, or the total Loans and other Obligations outstanding at any time exceed the aggregate Credit Limit for all Loans, or the total Loans and other Obligations outstanding at any time exceed the aggregate Credit Limit for all Loans; or (d) the Borrower shall fail to comply with any of the covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (e) the Borrower shall fail to pay or perform any other non-monetary Obligation, under this Agreement or any other agreement or document relating to the Loans; or (f) any levy, assessment, attachment, seizure, lien or encumbrances is made on all or any part of the Collateral; or (g) dissolution, termination of existence, insolvency or business failure of the Borrower, or appointment of a receiver, trustee or custodian for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in

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

the future in effect; or (h) the commencement of any proceeding against the Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or (i) revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or (j) commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or
(k) the Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations, unless such payment is permitted in the applicable subordination agreement, or if any person who has subordinated such indebtedness terminates or in any way limits his subordinate agreement; or
(l) the Borrower shall generally not pay its debts as they become due; or the Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (m) either the Borrower or any other party thereto shall breach any subordination agreement executed in connection with the Loans; or (n) the current shareholders of he Borrower shall crease to own more than 50% of the outstanding common stock of the Borrower. If any of the foregoing defaults, other than a failure to pay money and breach of an financial covenants set forth in the Schedule, is curable, it may be cured (and no Event of Default shall have occurred) if the Borrower cures the default within 15 days (or within 45 days in the case of clause (h) of this SECTION 6.1). Silicon may cease making any Loans hereunder during the above cure periods, and thereafter if an Event of Default has occurred.

         6.2 REMEDIES. Upon the occurrence of any Event of Default and the expiration of any applicable cure period under SECTION 6.1, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by the Borrower), may do any one or more of the following, to the extent that such actions are consistent with the priority of Silicon's interest in the Collateral: (a) cease making Loans or otherwise extending credit to the Borrower under this Agreement or any other document or agreement; (b) accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) take possession of any or all of the Collateral wherever it may be found, and for that purpose the Borrower hereby authorizes Silicon without judicial process to enter onto any of the Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any or all of the Collateral by Court process, the Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) require the Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) require the Borrower to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts and general intangibles, together with any necessary endorsements, within one day after the date received by the Borrower; (f) complete the proceeding, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose

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and for the  purpose  of  removal,  Silicon  shall  have  the  right  to use the
Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (g) sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at any one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale; Silicon shall have the right to conduct such disposition on the Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition; Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition; any sale or other disposition of Collateral shall not relieve the Borrower of any liability the Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (h) demand payment of, and collect nay accounts and general intangibles comprising Collateral an, in connection therewith, the Borrower irrevocably authorizes Silicon to endorse or sign the Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value; (i) offset against any sums in any general, special or other deposit accounts maintained by the Borrower with Silicon; and (j) demand and receive possession of any of the Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable fees of professionals (including attorneys' fees), expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, the interest rat applicable to the Obligations shall be increased by an additional two percent per annum above the rate otherwise applicable.

         6.3. STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. The Borrower and Silicon agree that a sale or other disposition (collectively, "Sale") of any Collateral which complies with the following standards shall conclusively be deemed to be commercially reasonable: (a) notice of the Sale is given to the Borrower at least seven days prior to the Sale, and, in the case of a public Sale, notice of the Sale is published at least seven days before the Sale in a newspaper of general circulation in the county where the Sale is to be conducted; (b) notice of the Sale describes the Collateral in general, non-specific terms; (c) the Sale is conducted at a place designed by Silicon, with or without the Collateral being present; (d) the Sale commences at any time between 8:00 a.m. and 6:00 p.m.; (e) payment of the purchase price in cash or by cashier's check or wire transfer is required; (f) with respect to any Sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Borrower any and all information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

         6.4. POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, the Borrower hereby irrevocably appoints Silicon (and any of Silicon's designated officers, or employees) as the Borrower's true and lawful attorney to: (a) send requests for verification of accounts or notify account debtors of Silicon's security interest in the accounts; (b) endorse the Borrower's name on any checks or other forms of payment or security that may come into Silicon's possession; (c) sign the Borrower's name on any invoice or bill of lading relating to any account, drafts against account debtors, schedules and assignments of accounts, verifications of accounts, and notices to account debtors; (d) make, settle, and adjust all

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claims under and decisions with respect to the Borrower's policies of insurance;
and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Silicon determines to be reasonable; provided Silicon may exercise such power of attorney to sign the name of the Borrower on any of the documents described in SECTION 4.9 regardless of whether an Event of Default has occurred. The appointment of Silicon as the Borrower's attorney in fact, and each and every one of Silicon's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Silicon's obligation to provide advances hereunder is terminated.

         6.5. APPLICATION OF PROCEEDS. All proceeds realized as the result of any Sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to the Borrower or other persons legally entitled thereto; the Borrower shall remain liable to Silicon for any deficiency. If Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any Sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

         6.6. REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the Uniform Commercial Code of Oregon and each state in which any Collateral is located, and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7.       GENERAL PROVISIONS.

         7.1. NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by certified mail return receipt requested, addressed to Silicon or the Borrower at the addresses shown in the heading to this Agreement, or at any other address designed in writing by one party to the other party. In addition, Borrower shall send a copy of any notice to Silicon to the following address: 11000 S.W. Stratus, Suite 170, Beaverton, OR 97008-7113, Attn: Art Hiemstra. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered to the Borrower or to Silicon, or at the expiration of two business days following the deposit thereof in the United States mail, with postage prepaid.

         7.2. SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

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

         7.3. INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY SILICON AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY SILICON TO BE ENFORCEABLE.

         7.4. WAIVERS. The failure of Silicon at any time or times to require the Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between the Borrower and Silicon shall not waive or diminish any right of Silicon later to demand And receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Borrower. The Borrower waives demand, protest, notice of protest, and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Silicon on which the Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

         7.5. [Intentionally Omitted.]

         7.6. AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Borrower and a duly authorized officer of Silicon.

         7.7. TIME OF ESSENCE. Time is of the essence in the performance by the Borrower of each and every obligation under this Agreement.

         7.8 ATTORNEYS' FEES AND COSTS. The Borrower shall reimburse Silicon for all reasonable attorneys' fees and fees of other professionals, and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding (including any appeal or review); initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the borrower's books and records; or protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral and otherwise represent silicon in any litigation relating to the Borrower. If either Silicon or the

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Borrower  files any  lawsuit  against the other  predicated  on a breach of this
Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and professionals' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment, and in any appeal or review by an appellate court. All fees and costs to which Silicon may be entitled pursuant to this Section shall immediately become part of the Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

         7.9. BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release the Borrower from its liability for the Obligations. The borrower agrees and consents to Silicon's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Silicon. Silicon may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Silicon may have about the Borrower or about any other matter relating to the Loans and the Borrower hereby waives any rights to privacy it may have with respect to such matters. The Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. The Borrower also agrees that the purchasers of any such participation interests shall be considered as the absolute owners of such interests in the Loans and shall have all the rights granted under the participation agreement or agreements governing the sale of such participation interests.

         7.10. SECTION HEADINGS; CONSTRUCTION. Section headings are only used in this Agreement for convenience. The Borrower acknowledges that the headings may not describe completely the subject matter of the applicable section, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Borrower under any rule of construction or otherwise.

         7.11. MUTUAL WAIVER OF JURY TRIAL. The Borrower and Silicon each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement or any other present or future instrument or agreement between Silicon and the Borrower, or any conduct, acts or missions of Silicon or the Borrower or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Silicon or the borrower, in all of the foregoing cases, whether sounding in contract or tort or otherwise.

         7.12. GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Borrower shall be governed by, and construed in accordance with, the laws of the State of Oregon. Any undefined term used in this Agreement that is defined in the Oregon Uniform Commercial Code shall have the meaning assigned to that term in the Oregon Uniform Commercial Code. As a material part of the consideration to Silicon to enter into this Agreement, the Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall at Silicon's option, be litigated in courts located within Oregon, and that the exclusive venue therefor shall be, at Silicon's option, Washington County or Multnomah County, Oregon; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding

Page 15 - LOAN AND SECURITY AGREEMENT
by personal delivery or any other method permitted by law; and (iii) waives any and all rights the Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

                                      BORROWER:

                                            OREGON BAKING COMPANY

                                            By: /s/ Peter Mair
                                                --------------------------------
                                            Title: CFO
                                                   -----------------------------


                                      SILICON:

                                            SILICON VALLEY BANK

                                            By: /s/ Illegible
                                                --------------------------------
                                            Title: V.P.
                                                   -----------------------------


Page 16 - LOAN AND SECURITY AGREEMENT

                     SCHEDULE TO LOAN AND SECURITY AGREEMENT


BORROWER:         Oregon Baking Company


SECURED OPERATING LINE OF CREDIT

CREDIT LIMIT:      An amount not to exceed $250,000 at any one time outstanding.
                   The  amount  of  this  Loan  may   be  borrowed,  repaid  and
                   reborrowed from time to time, subject to the terms of this Agreement and Schedule.

INTEREST RATE:     The  interest  rate applicable  to this  Loan shall be a rate equal to the "Prime Rate" in  effect from  time to time, plus
                   1.00% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

COMMITMENT FEE:    $2,000, which is  fully  earned  and payable at closing. (Any
                   Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

MATURITY DATE:      October 23, 1998,  at  which  time all unpaid principal and accrued but unpaid interest shall be due and payable.

PRIOR NAMES OF
BORROWER:          See attached Exhibit A.

TRADE NAMES OF
BORROWER:          See attached Exhibit A.

TRADEMARKS OF
BORROWER:          See attached Exhibit A.

OTHER LOCATIONS
AND ADDRESSES:     See attached Exhibit A.

MATERIAL ADVERSE
LITIGATION:        See attached Exhibit A.

Page 17 - LOAN AND SECURITY AGREEMENT

OTHER COVENANTS:   Borrower shall at  all times comply with all of the following additional covenants:

                   BANKING RELATIONSHIP. Borrower and its subsidiaries shall at all times maintain their primary banking relationship with Silicon. Neither Borrower nor its subsidiaries shall establish any deposit accounts of any type with any bank or other financial institution other than Silicon without Silicon's prior written consent.

                   FINANCIAL  STATEMENTS AND REPORTS. The Borrower shall provide
                   Silicon: (a) within 30 days after the end of each month, a monthly financial statement (consisting of a income statement and a balance sheet) prepared by the Borrower in accordance with generally accepted accounting principals; and (b) within 90 days following the end of the Borrower's fiscal year, complete annual CPA-audited financial statements, such audit being conducted by independent certificate public accountants reasonably acceptable to Silicon, together with an unqualified opinion of such accountants.

CONDITIONS
TO  CLOSING:       Without  in  any way  limiting  the  discretionary  nature of advances under this Agreement, before requesting any such advance, the Borrower shall satisfy each of the following conditions:

1. LOAN  DOCUMENTS:
                   Silicon shall have received this Agreement and the Schedule executed by the Borrower, a Continuing guaranty in form and substance satisfactory to Silicon, executed by Joe Tanous and John Durbetaki, and such other loan documents as Silicon shall require, each duly executed and delivered by the parties thereto.

2.  DOCUMENTS RELATING TO
    AUTHORITY, ETC.:

                   Silicon shall have received each of the following in form and substance satisfactory to it:

                   (a) Certificate Copies of the Articles of Incorporation and Bylaws of the Borrower:

                   (b) A Certificate of Good Standing issued by the Secretary of State of the borrower's state of incorporation and such other states as Silicon may reasonably request with respect to the Borrower;

                   (c) A certified copy of a Resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents or certificates to be executed by the Borrower in connection with this transaction; and

Page 18 - LOAN AND SECURITY AGREEMENT

                   (d)   Incumbency    Certificates  describing   the office and
                   identifying  the   specimen  signatures  of   the individuals
                   signing  all  such  loan documents behalf of the Borrower.

3. PERFECTION AND
PRIORITY OF SECURITY:

                   Silicon shall have received evidence satisfactory to it that its security interest in the Collateral has been duly perfected and that such security interest is prior to all other liens, charges, security interests, encumbrances and adverse claims in or to the Collateral other than
                   Permitted Liens,  which  evidence  shall  include,   without
                   limitation, a certificate from the appropriate state agencies showing the due filing and second priority of the UCC Financing Statements to be signed by the Borrower covering the Collateral.

4. INSURANCE:      Silicon  shall have received evidence satisfactory to it that all insurance required by this Agreement is in full force and effect, with loss payee designations and additional insured designations as required by this Agreement.

5. OTHER INFORMATION:

                   Silicon shall have received such other statements, opinions, certificates, documents and information with respect to matter contemplated by this Agreement as it may reasonably request, all of which must be acceptable to Silicon.

                   Silicon shall have conducted an examination of the Borrower's books, records ledgers, journals, and registers, as Silicon may deem necessary, and shall be satisfied with the results
                   of  such   examination   in  its  sole discretion.

         Silicon and the Borrower agree that the terms of this Schedule supplement the Loan and Security Agreement between Silicon and the Borrower and agree to be bound by the terms of this Schedule.

                                            BORROWER:

                                            OREGON BAKING COMPANY

                                            By: /s/ Peter Mair
                                                --------------------------------
                                            Title: CFO
                                                   -----------------------------


                                            SILICON:

                                            SILICON VALLEY BANK

                                            By: /s/ Illegible
                                                --------------------------------
                                            Title: V.P.
                                                   -----------------------------



Page 19 - LOAN AND SECURITY AGREEMENT

                                    EXHIBIT A




                                   TRADENAMES
                                   ----------

                                   PRIOR NAMES
                                   -----------

                                   TRADEMARKS
                                   ----------

                          OTHER LOCATIONS AND ADDRESSES
                          -----------------------------

                           MATERIAL ADVERSE LITIGATION
                           ---------------------------



                               [OTHER DISCLOSURES]















Page 20 - LOAN AND SECURITY AGREEMENT

                           LOAN MODIFICATION AGREEMENT


         This Loan Modification Agreement is entered into as of May 4, 1998, by and between Oregon Baking Company ("Borrower") whose address is 2287 NW Pettygrove, Portland, OR 97210 and Silicon Valley Bank ("Silicon") whose address is 3003 Tasma Drive, Santa Clara, CA 95064 and with a loan production office located at 11000 SW Stratus, Suite 170, Beaverton, OR 97008.

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Silicon, Borrower is indebted to Silicon pursuant to, among other documents, a Loan and Security Agreement, dated October 28,1 997, together with any and all Schedules attached thereto, as may be amended from time to time (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Credit Limit in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "Secured Operating Line of Credit"). Defined terms used by not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Silicon shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement. Additionally, repayment of the Indebtedness is guaranteed by Joe Tanous and John Durbetaki (each, the "Guarantor"), pursuant to two (2) Continuing Guaranty agreements
(each, the "Guaranty"). Furthermore, repayment of the Letter of Credit (as defined below) under the Indebtedness is guaranteed by each Guarantor pursuant to two (2) Commercial Guaranty agreement (each, the "Commercial Guaranty"), executed concurrently herewith.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

   A. MODIFICATION(S) TO LOAN AGREEMENT

      1. The following Section is hereby incorporated into the Loan Agreement.

         LETTER OF CREDIT. Subject to the terms and conditions of this Loan Agreement, Silicon agrees to issue or cause to be issued a Letter of Credit ("Letter of Credit") for the account of Borrower to assist Borrower in the acquisition of Bernie's Bagels, in a face amount not to exceed Three Hundred Twenty Five Thousand Dollars ($325,000). Such letter of Credit shall have an expire date no later than one year after its issuance, and an annual option to renew at each renewal. Borrower's Letter of Credit reimbursement obligation shall be secured by a Certificate of Deposit number 8800023826, including any and all renewals and proceeds, held at Silicon, in an amount not less than one third (0.33) of the face amount of the Letter of Credit. The Letter of Credit shall be, in form and substance, acceptable to Silicon in its sole discretion and shall be subject to the terms and conditions of Silicon's form of application and Letter of Credit agreement.

         Borrower shall indemnify, defend and hold Silicon harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with the Letter of Credit.

   B. MODIFICATION(S) TO GUARANTY.

      1. The following paragraphs are hereby incorporated into the Guaranty:

         FINANCIAL INFORMATION. Guarantor shall promptly deliver to Silicon complete and current financial statements and tax returns within thirty
         (30) days of filing, and such other information about Guarantor as Silicon may reasonably request.

         COMMERCIAL GUARANTY. Guarantor's obligation to Borrower's indebtedness under the Letter of Credit is limited to the terms and conditions as stated in that certain Commercial Guaranty, dated May 4, 1998, by and between Guarantor and Silicon.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Silicon a fee in the amount of One Thousand Six Hundred Twenty Five Dollars ($1,626) (the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has not defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Silicon is relying upon Borrower's representations, warranties, and agreements, as set froth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Silicon's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Silicon to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Silicon in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrower's payment of the Loan Fee and Silicon's receipt of Commercial Guaranty.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                          SILICON:

OREGON BAKING COMPANY                              SILICON VALLEY BANK


By: /s/ Brad Barnett                               By: /s/ Derek Ridgley
    ------------------------                           -------------------------
Name: Brad Barnett                                 Name: Derek Ridgley
      ----------------------                             -----------------------
Title: President/CEO                               Title: V.P.
       ---------------------                              ----------------------

The undersigned hereby consent to the modifications to the Indebtedness pursuant to this Loan Modification Agreement hereby ratify all the provisions of the Guaranty and confirm that all provisions of that document are in full force and effect.

GUARANTOR:

/s/ Joe Tanous
------------------------
Joe Tanous


/s/ John Durbetaki
------------------------
John Durbetaki

                           LOAN MODIFICATION AGREEMENT


        This Loan Modification Agreement is entered into as of October 23, 1998, by and between Oregon Baking Company ("Borrower") and Silicon Valley Bank ("Silicon") a California chartered bank with a loan production office located in Beaverton, OR.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Silicon, Borrower is indebted to Silicon pursuant to, among other documents, a Loan and Security Agreement, dated October 28, 1997, together with any and all Schedules attached thereto, as may be amended form time to time (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Credit Limit in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "Secured Operating Line of Credit"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Silicon shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement. Additionally, repayment of the Indebtedness is guaranteed by Joe Tanous and John Durbetaki (each, the "Guarantor"), pursuant to two (2) Continuing Guaranty agreements
(each, the "Guaranty"). Furthermore, repayment of the Letter of Credit (as defined below) under the Indebtedness is guaranteed by each Guarantor pursuant to two (2) Commercial Guaranty agreements (each, the "Commercial Guaranty").

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

   A. MODIFICATION(S) TO SCHEDULE LOAN AGREEMENT.

      1. The term "Maturity Date" is hereby amended to mean February 23, 1999, at which time all unpaid principal and all accrued but unpaid interest shall be due and payable.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Silicon a fee in the amount of Five Hundred Dollars ($500) (the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Silicon is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Silicon's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Silicon to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Silicon in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrower's payment of the Loan Fee.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                          SILICON:

OREGON BAKING COMPANY                              SILICON VALLEY BANK


By: /s/ Howard Wasserteil                          By: /s/ Derek Ridgley
    ------------------------                           -------------------------
Name:  Howard Wasserteil                           Name: Derek Ridgley
      ----------------------                             -----------------------
Title: Exec. V.P.                                  Title: Vice President
       ---------------------                              ----------------------

The undersigned hereby consent to the modifications to the Indebtedness pursuant to this Loan Modification Agreement hereby ratify all the provisions of the Guaranty and confirm that all provisions of that document are in full force and effect.

GUARANTOR:

/s/ Joe Tanous
------------------------
Joe Tanous


/s/ John Durbetaki
------------------------
John Durbetaki

                           LOAN MODIFICATION AGREEMENT




     This Loan Modification Agreement is entered into as of February 23, 1999 by and between Oregon Baking Company ("Borrower") and Silicon Valley Bank ("Silicon") a California chartered bank with a loan production office located in Beaverton, OR.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Silicon, Borrower is indebted to Silicon pursuant to, among other documents, a Loan and Security Agreement, dated October 26, 1997, together with any and all schedules attached thereto, as may be amended from time to time, (the "Loan Agreement"). the Loan Agreement provided for, among other things, a Credit Limit in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000)(the "Secured Operating Line of Credit"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all Indebtedness owing by Borrower to Silicon shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement. Additionally, repayment of the Indebtedness is guaranteed by Joe Tanous and John Durbetaki (each, the "Guarantor"), pursuant to two (2) Continuing Guaranty agreements
(each, the "Guaranty"). Furthermore, repayment of the Letter of Credit (as referenced below) is guaranteed by each Guarantor pursuant to two (2) Commercial Guaranty Agreements (each, the "Commercial Guaranty").

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the indebtedness shall be referred to as the "Security Documents." Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

   A. MODIFICATION(S) TO SCHEDULE LOAN AGREEMENT

      1. The term "Maturity Date" is hereby amended to mean February 23, 2000, at which time all unpaid principal and all accrued but unpaid interest shall be due and payable.

      2. The paragraph entitled "Letter of Credit" is hereby amended to provide that the Letter of Credit may have an expiry date of no later than March 1, 2000, subject to the annual renewal option as provided herein.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. PAYMENT OF LOAN FEE. Borrower shall pay to Silicon a fee in the amount of Two Thousand Five Hundred Dollars ($2,500)(the "Loan Fee"), plus all out of pocket expenses.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Silicon is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Silicon's agreement to modifications to the existing indebtedness pursuant to this Loan Modification Agreement in no way shall obligate silicon to make any future modifications to the indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Silicon in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. the terms of this paragraph apply not only to this loan modification agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrower's payment of the Loan Fee.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                          SILICON:

OREGON BAKING COMPANY                              SILICON VALLEY BANK


By: /s/ Howard Wasserteil                          By: /s/ Derek Ridgley
    ------------------------                           -------------------------
Name:  Howard Wasserteil                           Name: Derek Ridgley
      ----------------------                             -----------------------
Title: Exec VP                                     Title: Vice President
       ---------------------                              ----------------------


The undersigned hereby consent to the modifications to the indebtedness pursuant to this Loan Modification Agreement, hereby ratify all the provisions of the Guaranty and confirm that all provisions of that document are in full force and effect.

GUARANTOR:

/s/ Joe Tanous
--------------------------
Joe Tanous


/s/ John Durbetaki
--------------------------
John Durbetaki

















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